AMENDMENT
                             DATED NOVEMBER 15, 2007
                                     TO THE
                                DISTRIBUTION PLAN
                             BETWEEN RYDEX ETF TRUST
                          AND RYDEX DISTRIBUTORS, INC.
                              DATED APRIL 11, 2003,
                                   AS AMENDED

                                  AMENDMENT TO

                                    EXHIBIT A

                                     TO THE

                                DISTRIBUTION PLAN

                        DATED APRIL 11, 2003, AS AMENDED,

                                     BETWEEN

                                 RYDEX ETF TRUST

                                       AND

                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Distribution Plan between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated April 11, 2003, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective November 15, 2007, to read as follows:

                                    EXHIBIT A

                              DATED APRIL 11, 2003

                                 RYDEX ETF TRUST
                                DISTRIBUTION FEES

      FUNDS
      Rydex S&P Equal Weight ETF
      Rydex Russell Top 50(R) ETF
      Rydex S&P 500 Pure Growth ETF
      Rydex S&P 500 Pure Value ETF
      Rydex S&P MidCap 400 Pure Growth ETF
      Rydex S&P MidCap 400 Pure Value ETF
      Rydex S&P SmallCap 600 Pure Growth ETF
      Rydex S&P SmallCap 600 Pure Value ETF
      Rydex S&P Equal Weight Consumer Discretionary ETF
      Rydex S&P Equal Weight Consumer Staples ETF
      Rydex S&P Equal Weight Energy ETF
      Rydex S&P Equal Weight Financials ETF
      Rydex S&P Equal Weight Health Care ETF
      Rydex S&P Equal Weight Industrials ETF
      Rydex S&P Equal Weight Materials ETF
      Rydex S&P Equal Weight Technology ETF
      Rydex S&P Equal Weight Utilities ETF
      Rydex 2x S&P 500 ETF
      Rydex Inverse S&P 500 ETF
      Rydex Inverse 2x S&P 500 ETF
      Rydex 2x S&P MidCap 400 ETF

      Rydex Inverse S&P MidCap 400 ETF
      Rydex Inverse 2x S&P MidCap 400 ETF
      Rydex 2x S&P SmallCap 600 ETF
      Rydex Inverse S&P SmallCap 600 ETF
      Rydex Inverse 2x S&P SmallCap 600 ETF
      Rydex 2x NASDAQ 100 ETF
      Rydex Inverse NASDAQ 100 ETF
      Rydex Inverse 2x NASDAQ 100 ETF
      Rydex 2x Russell 2000(R) ETF
      Rydex Inverse Russell 2000(R) ETF
      Rydex Inverse 2x Russell 2000(R) ETF
      Rydex 2x Russell 1000(R) ETF
      Rydex Inverse Russell 1000(R) ETF
      Rydex Inverse 2x Russell 1000(R) ETF
      Rydex 2x S&P Consumer Discretionary ETF
      Rydex Inverse 2x S&P Consumer Discretionary ETF
      Rydex 2x S&P Consumer Staples ETF
      Rydex Inverse 2x S&P Consumer Staples ETF
      Rydex 2x S&P Energy ETF
      Rydex Inverse 2x S&P Energy ETF
      Rydex 2x S&P Financials ETF
      Rydex Inverse 2x S&P Financials ETF
      Rydex 2x S&P Health Care ETF
      Rydex Inverse 2x S&P Health Care ETF
      Rydex 2x S&P Industrials ETF
      Rydex Inverse 2x S&P Industrials ETF
      Rydex 2x S&P Materials ETF
      Rydex Inverse 2x S&P Materials ETF
      Rydex 2x S&P Technology ETF
      Rydex Inverse 2x S&P Technology ETF
      Rydex 2x S&P Utilities ETF
      Rydex Inverse 2x S&P Utilities ETF
      RYDEX INVERSE 2X MSCI EAFE ETF
      RYDEX INVERSE 2X MSCI EMERGING MARKETS ETF
      RYDEX INVERSE 2X MSCI JAPAN ETF
      RYDEX INVERSE 2X MSCI TAIWAN ETF
      RYDEX INVERSE 2X MSCI HONG KONG ETF
      RYDEX INVERSE 2X MSCI BRAZIL ETF
      RYDEX INVERSE 2X S&P EUROPE 350 ETF
      RYDEX INVERSE 2X S&P/TOPIX 150 ETF
      RYDEX INVERSE 2X S&P GLOBAL LATIN AMERICA 40 ETF
      RYDEX INVERSE 2X FTSE/XINHUA CHINA 25 ETF
      RYDEX INVERSE 2X LEHMAN 7-10 YEAR TREASURY ETF
      RYDEX INVERSE 2X LEHMAN 20+ YEAR TREASURY ETF
      RYDEX INVERSE 2X LEHMAN AGGREGATE BOND ETF
      RYDEX INVERSE 2X LB U.S. CORPORATE HIGH-YIELD ETF

      DISTRIBUTION FEES

      Distribution Services............... twenty-five basis points (.25%)

      CALCULATION OF FEES

      Distribution fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                          ADDITIONS ARE NOTED IN BOLD.